UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number:    811-21488

Cohen & Steers Global Infrastructure Fund, Inc.

(Exact name of registrant as specified in charter)

280 Park Avenue, New York, NY 10017

(Address of principal executive offices) (Zip code)

Dana A. DeVivo

Cohen & Steers Capital Management, Inc.

280 Park Avenue

New York, New York 10017

(Name and address of agent for service)

Registrant’s telephone number, including area code:    (212) 832-3232

Date of fiscal year end:    December 31

Date of reporting period:    June 30, 2019

Item 1. Reports to Stockholders.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

To Our Shareholders:

We would like to share with you our report for the six months ended June 30, 2019. The total returns for Cohen & Steers Global Infrastructure Fund, Inc. (the Fund) and its comparative benchmarks were:

Six Months Ended June 30, 2019
Cohen & Steers Global Infrastructure Fund:
Class A	17.05%
Class C	16.65%
Class I	17.24%
Class R	16.88%
Class Z	17.23%
FTSE Global Core Infrastructure 50/50 Net Tax Index[a]	17.94%
S&P 500 Index[a]	18.54%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. All share class returns assume the reinvestment of all dividends and distributions at net asset value (NAV). Fund performance figures reflect fee waivers and/or expense reimbursements, where applicable, without which the performance would have been lower. Performance quoted does not reflect the deduction of the maximum 4.50% initial sales charge on Class A shares or the 1.00% maximum contingent deferred sales charge on Class C shares. The 1.00% maximum contingent deferred sales charge on Class C shares applies if redemption occurs on or before the one year anniversary date of their purchase. If such charges were included, returns would have been lower. Index performance does not reflect the deduction of any fees, taxes or expenses. An investor cannot invest directly in an index. Performance figures for periods shorter than one year are not annualized.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund’s investment company taxable income and net realized gains. Distributions in excess of the Fund’s investment company taxable income and net realized gains are a return of capital distributed from the Fund’s assets.

[a]

The FTSE Global Core Infrastructure 50/50 Net Tax Index is a market-capitalization-weighted index of the worldwide infrastructure and infrastructure-related securities and is net of dividend withholding taxes. Constituent weights are adjusted semi-annually according to three broad industry sectors: 50% utilities, 30% transportation, and a 20% mix of other sectors, including pipelines, satellites and telecommunication towers. The S&P 500 Index is an unmanaged index of 500 large-capitalization stocks that is frequently used as a general measure of U.S. stock market performance.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

Market Review

Listed infrastructure delivered a roundly positive return in the first half of 2019, modestly outperforming global stocks in both quarters. Throughout the period, U.S. Federal Reserve and other central banks indicated they would pursue more accommodative monetary policies amid slowing global economic growth and low inflation. A litany of disappointing global macroeconomic indicators and continued irresolution in the U.S./China trade dispute seemed only to strengthen the likelihood of looser monetary policy, to the extent that bad economic news ultimately appeared to be viewed as good news for markets.

Sovereign bond yields continued to decline globally during this period, reaching near-zero or even negative (e.g., in France) levels in many cases. Almost every infrastructure subsector ended the period with double-digit gains. Marine ports, which ended the period a mere 9% higher, relatively underperformed. Although its returns were positive overall, the lesser gain for this segment of the market showed that investors were not entirely oblivious to the larger economic implications of the U.S.-China trade stalemate and signs of slowing global growth.

Fund Performance

The Fund delivered a positive return for the period but underperformed its blended benchmark.

Security selection and an overweight allocation in the communications sector contributed to performance, due to strong gains in tower owners. Sentiment was aided by indications that a Sprint/T-Mobile merger might not reduce the number of major U.S. wireless carriers (tower tenants) from four to three, as had long been assumed. Selection in regulated electric utilities also aided performance. The portfolio beneficially timed an investment in Pacific Gas & Electric, which filed for bankruptcy due to liabilities stemming from devastating California wildfires. Selection in freight railways was a net contributor, particularly our overweight in Norfolk Southern Corporation, which rallied in the first half of the year after reporting strong first-quarter earnings and revenue, and detailing new efficiency measures to help control operating costs.

Security selection and an underweight allocation in toll roads detracted from performance. We were underweight Australia’s Transurban, a stock that tends to be highly correlated to movements in interest rates, and which notched a large gain as the yield on the Australian benchmark 10-year bond fell by 1 percentage point during the first half of the year. We were also overweight China’s Jiangsu Express Corp, Ltd., a defensive stock that underperformed as investors anticipated more economic stimulus in China. Our security selection in midstream energy—which had a banner performance in the first half of the year—was a net detractor. We were underweight TC Energy, and underperformed largely due to trade timing. Much of this adverse selection effect was offset by our overweight allocation to the overall sector. Security selection in airports also detracted from performance. We were overweight Aeroports de Paris, which underperformed due to growing opposition to plans to privatize the government’s majority stake in the company.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

Impact of Foreign Currency on Fund Performance

The currency impact of the Fund’s investments in foreign securities contributed to absolute performance during the period. Although the Fund reports its NAV and pays dividends in U.S. dollars, the Fund’s investments denominated in foreign currencies are subject to foreign currency risk. Overall, other currencies modestly appreciated against the U.S. dollar. Consequently, changes in the exchange rates between foreign currencies and the U.S. dollar were a net tailwind for absolute returns.

Sincerely,

ROBERT S. BECKER	BEN MORTON
Portfolio Manager	Portfolio Manager

The views and opinions in the preceding commentary are subject to change without notice and are as of the date of the report. There is no guarantee that any market forecast set forth in the commentary will be realized. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about the Cohen & Steers family of mutual funds, visit cohenandsteers.com. Here you will find fund net asset values, fund fact sheets and portfolio highlights, as well as educational resources and timely market updates.

Our website also provides comprehensive information about Cohen & Steers, including our most recent press releases, profiles of our senior investment professionals and their investment approach to each asset class. The Cohen & Steers family of mutual funds specializes in liquid real assets, including real estate securities, listed infrastructure and natural resource equities, as well as preferred securities and other income solutions.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

Performance Review (Unaudited)

Average Annual Total Returns—For Periods Ended June 30, 2019

	Class A Shares	Class C Shares	Class I Shares	Class R Shares	Class Z Shares
1 Year (with sales charge)	9.16%[a]	12.53%[b]	—	—	—
1 Year (without sales charge)	14.31%	13.53%	14.71%	14.07%	14.76%
5 Years (with sales charge)	4.11%[a]	4.39%	—	—	—
5 Years (without sales charge)	5.08%	4.39%	5.40%	—	—
10 Years (with sales charge)	9.59%[a]	9.38%	—	—	—
10 Years (without sales charge)	10.10%	9.38%	10.46%	—	—
Since Inception[c] (with sales charge)	7.87%[a]	7.54%	—	—	—
Since Inception[c] (without sales charge)	8.20%	7.54%	8.56%	6.23%	6.78%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance information current to the most recent month end can be obtained by visiting our website at cohenandsteers.com. All share class returns assume the reinvestment of all dividends and distributions at NAV. The performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods presented above, the investment advisor waived fees and/or reimbursed expenses. Without this arrangement, performance would have been lower.

The annualized gross and net expense ratios for each class of shares as disclosed in the May 1, 2019 prospectus were as follows: Class A—1.32% and 1.32%; Class C—1.97% and 1.97%; Class I—1.04% and 0.97%; Class R—1.47% and 1.47%; and Class Z—0.97% and 0.97%. Through June 30, 2021, the investment advisor has contractually agreed to waive and/or reimburse the Fund’s Class I shareholder service fee up to the maximum shareholder service fee of 0.10%. This contractual agreement can only be amended or terminated by agreement of the Fund’s Board of Directors and the investment advisor and will terminate automatically in the event of termination of the investment advisory agreement between the investment advisor and the Fund.

[a]	Reflects a 4.50% front-end sales charge.
[b]	Reflects a contingent deferred sales charge of 1.00%.
[c]	Inception dates: May 3, 2004 for Class A, C and I shares and October 1, 2014 for Class R and Z shares.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

Expense Example (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs including investment advisory fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period January 1, 2019—June 30, 2019.

Actual Expenses

The first line of the following table provides information about actual account values and expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

Expense Example (Unaudited)—(Continued)

	Beginning Account Value January 1, 2019	Ending Account Value June 30, 2019	Expenses Paid During Period[a] January 1, 2019— June 30, 2019
Class A
Actual (17.05% return)	$1,000.00	$1,170.50	$7.00
Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.35	$6.51

Class C
Actual (16.65% return)	$1,000.00	$1,166.50	$10.47
Hypothetical (5% annual return before expenses)	$1,000.00	$1,015.12	$9.74

Class I
Actual (17.24% return)	$1,000.00	$1,172.40	$5.12
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.08	$4.76

Class R
Actual (16.88% return)	$1,000.00	$1,168.80	$7.80
Hypothetical (5% annual return before expenses)	$1,000.00	$1,017.60	$7.25

Class Z
Actual (17.23% return)	$1,000.00	$1,172.30	$5.12
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.08	$4.76

[a]

Expenses are equal to the Fund’s Class A, Class C, Class I, Class R and Class Z annualized net expense ratios of 1.30%, 1.95%, 0.95%, 1.45% and 0.95%, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

June 30, 2019

Top Ten Holdings

(Unaudited)

Security	Value	% of Net Assets

NextEra Energy, Inc.	$18,791,603	5.9
Alliant Energy Corp.	11,842,562	3.7
American Water Works Co., Inc.	11,231,932	3.5
Crown Castle International Corp.	10,673,710	3.3
American Tower Corp.	10,414,683	3.3
FirstEnergy Corp.	10,229,792	3.2
Evergy, Inc.	10,069,290	3.1
WEC Energy Group, Inc.	9,916,111	3.1
SBA Communications Corp.	9,637,092	3.0
Norfolk Southern Corp.	9,564,252	3.0

Country Breakdown

(Based on Net Assets)

(Unaudited)

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS

June 30, 2019 (Unaudited)

		Shares/Units	Value
COMMON STOCK	96.8%
AUSTRALIA	6.2%
AIRPORTS	2.3%
Sydney Airport		1,278,178	$7,214,653

ELECTRIC—REGULATED ELECTRIC	1.3%
Spark Infrastructure Group		2,499,543	4,264,174

PIPELINES—C-CORP	1.0%
APA Group		428,958	3,252,419

TOLL ROADS	1.6%
Transurban Group		495,291	5,125,379

TOTAL AUSTRALIA			19,856,625

BELGIUM	1.6%
ELECTRIC—REGULATED ELECTRIC
Elia System Operator SA/NV		68,621	5,056,276

BRAZIL	2.6%
ELECTRIC—REGULATED ELECTRIC	0.3%
Neoenergia SA		228,453	931,077

RAILWAYS	2.3%
Rumo SAa		1,397,960	7,546,898

TOTAL BRAZIL			8,477,975

CANADA	8.4%
ELECTRIC—INTEGRATED ELECTRIC	2.0%
Emera, Inc.		157,957	6,454,339

GAS DISTRIBUTION	0.6%
AltaGas Canada, Inc.		111,301	2,033,853

PIPELINES—C-CORP	4.5%
Enbridge, Inc.		196,138	7,084,363
TC Energy Corp.		150,218	7,446,949

			14,531,312

RAILWAYS	1.3%
Canadian Pacific Railway Ltd.		16,839	3,965,983

TOTAL CANADA			26,985,487

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2019 (Unaudited)

		Shares/Units	Value
CHINA	3.4%
GAS DISTRIBUTION	1.2%
Enn Energy Holdings Ltd. (HKD)		414,000	$4,027,805

MARINE PORTS	0.6%
COSCO SHIPPING Ports Ltd. (HKD)		1,830,000	1,806,175

WATER	1.6%
Guangdong Investment Ltd. (HKD)		2,585,128	5,116,182

TOTAL CHINA			10,950,162

FRANCE	4.5%
AIRPORTS	2.0%
Aeroports de Paris		35,322	6,233,554

RAILWAYS	1.0%
Getlink SE		204,457	3,275,757

TOLL ROADS	1.5%
Vinci SA		46,867	4,799,520

TOTAL FRANCE			14,308,831

INDIA	1.1%
MARINE PORTS
Adani Ports & Special Economic Zone Ltd.		598,815	3,558,494

ITALY	1.5%
COMMUNICATIONS—TOWERS
Infrastrutture Wireless Italiane S.p.A., 144Ab		478,886	4,699,392

JAPAN	3.7%
GAS DISTRIBUTION	1.4%
Tokyo Gas Co., Ltd.		190,000	4,471,780

RAILWAYS	2.3%
West Japan Railway Co.		89,500	7,235,376

TOTAL JAPAN			11,707,156

LUXEMBOURG	0.2%
COMMUNICATIONS—SATELLITES
SES SA		48,090	751,893

MEXICO	2.7%
AIRPORTS	1.7%
Grupo Aeroportuario del Pacifico SAB de CV, Class B		517,083	5,384,802

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2019 (Unaudited)

		Shares/Units	Value
PIPELINES—C-CORP	0.7%
Infraestructura Energetica Nova SAB de CV		584,804	$2,301,283

TOLL ROADS	0.3%
ALEATICA SAB de CV		1,105,562	1,018,370

TOTAL MEXICO			8,704,455

SPAIN	2.0%
ELECTRIC—INTEGRATED ELECTRIC
Iberdrola SA		651,322	6,492,260

THAILAND	3.0%
AIRPORTS
Airports of Thailand PCL		3,981,100	9,541,399

UNITED KINGDOM	1.2%
WATER
United Utilities Group PLC		372,406	3,702,149

UNITED STATES	54.7%
COMMUNICATIONS—TOWERS	9.6%
American Tower Corp.		50,940	10,414,683
Crown Castle International Corp.		81,885	10,673,710
SBA Communications Corp.[a]		42,862	9,637,092

			30,725,485

ELECTRIC	25.4%
INTEGRATED ELECTRIC	12.2%
Evergy, Inc.		167,403	10,069,290
FirstEnergy Corp.		238,958	10,229,792
NextEra Energy, Inc.		91,729	18,791,603

			39,090,685

REGULATED ELECTRIC	13.2%
Alliant Energy Corp.		241,291	11,842,562
CenterPoint Energy, Inc.		229,205	6,562,139
Edison International		44,404	2,993,274
PG&E Corp.[a]		73,241	1,678,684
WEC Energy Group, Inc.		118,941	9,916,111
Xcel Energy, Inc.		154,726	9,204,650

			42,197,420

TOTAL ELECTRIC			81,288,105

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2019 (Unaudited)

		Shares/Units	Value
GAS DISTRIBUTION	2.5%
Atmos Energy Corp.		74,842	$7,900,321

PIPELINES	9.3%
PIPELINES—C-CORP	6.9%
Antero Midstream Corp.		242,393	2,777,824
Cheniere Energy, Inc.[a]		94,890	6,495,221
Kinder Morgan, Inc.		172,222	3,595,995
Plains GP Holdings LP, Class A		95,418	2,382,587
Targa Resources Corp.		88,880	3,489,429
Williams Cos., Inc.		124,191	3,482,316

			22,223,372

PIPELINES—MLP	2.4%
Energy Transfer LP		254,546	3,584,007
Enterprise Products Partners LP		142,155	4,104,015

			7,688,022

TOTAL PIPELINES			29,911,394

RAILWAYS	3.0%
Norfolk Southern Corp.		47,982	9,564,252

REAL ESTATE—DATA CENTERS	1.4%
CyrusOne, Inc.		79,654	4,597,629

WATER	3.5%
American Water Works Co., Inc.		96,827	11,231,932

TOTAL UNITED STATES			175,219,118

TOTAL COMMON STOCK (Identified cost—$243,879,788)			310,011,672

SHORT-TERM INVESTMENTS	2.7%
MONEY MARKET FUNDS
State Street Institutional Treasury Money Market Fund, Premier Class, 2.17%[c]		8,578,933	8,578,933

TOTAL SHORT-TERM INVESTMENTS (Identified cost—$8,578,933)			8,578,933

TOTAL INVESTMENTS IN SECURITIES (Identified cost—$252,458,721)	99.5%		318,590,605
OTHER ASSETS IN EXCESS OF LIABILITIES	0.5		1,707,912

NET ASSETS	100.0%		$320,298,517

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2019 (Unaudited)

Glossary of Portfolio Abbreviations

HKD	Hong Kong Dollar
MLP	Master Limited Partnership

Note: Percentages indicated are based on the net assets of the Fund.

[a]	Non-income producing security.
[b]

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. Aggregate holdings amounted to $4,699,392 which represents 1.5% of the net assets of the Fund, of which 0.0% are illiquid.

[c]	Rate quoted represents the annualized seven-day yield.

Sector Summary	% of Net Assets
Electric	32.6
Pipelines	15.5
Communications	11.3
Railways	9.9
Airports	9.0
Water	6.3
Gas Distribution	5.7
Toll Roads	3.4
Other	3.2
Marine Ports	1.7
Real Estate	1.4

100.0

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2019 (Unaudited)

ASSETS:
Investments in securities, at value (Identified cost—$252,458,721)	$318,590,605
Foreign currency, at value (Identified cost—$175,248)	174,945
Receivable for:
Investment securities sold	7,271,192
Dividends	812,542
Fund shares sold	590,672
Other assets	5,596

Total Assets	327,445,552

LIABILITIES:
Payable for:
Investment securities purchased	4,850,905
Dividends declared	881,134
Fund shares redeemed	717,231
Foreign capital gains tax	334,549
Investment advisory fees	182,210
Shareholder servicing fees	43,942
Administration fees	10,470
Distribution fees	2,193
Other liabilities	124,401

Total Liabilities	7,147,035

NET ASSETS	$320,298,517

NET ASSETS consist of:
Paid-in capital	$258,362,959
Total distributable earnings/(accumulated loss)	61,935,558

$320,298,517

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES—(Continued)

June 30, 2019 (Unaudited)

CLASS A SHARES:
NET ASSETS	$35,957,832
Shares issued and outstanding ($0.001 par value common stock outstanding)	1,753,292

Net asset value and redemption price per share	$20.51

Maximum offering price per share ($20.51 ÷ 0.955)[a]	$21.48

CLASS C SHARES:
NET ASSETS	$14,754,607
Shares issued and outstanding ($0.001 par value common stock outstanding)	720,745

Net asset value and offering price per share[b]	$20.47

CLASS I SHARES:
NET ASSETS	$269,562,873
Shares issued and outstanding ($0.001 par value common stock outstanding)	13,102,602

Net asset value, offering and redemption price per share	$20.57

CLASS R SHARES:
NET ASSETS	$12,048
Shares issued and outstanding ($0.001 par value common stock outstanding)	584

Net asset value, offering and redemption price per share	$20.63

CLASS Z SHARES:
NET ASSETS	$11,157
Shares issued and outstanding ($0.001 par value common stock outstanding)	542

Net asset value, offering and redemption price per share	$20.58

[a]	On investments of $100,000 or more, the offering price is reduced.
[b]	Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge of 1.00% on shares held for less than one year.

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2019 (Unaudited)

Investment Income:
Dividend income (net of $301,857 of foreign withholding tax)	$3,909,208

Expenses:
Investment advisory fees	1,106,425
Shareholder servicing fees—Class A	16,383
Shareholder servicing fees—Class C	19,717
Shareholder servicing fees—Class I	83,739
Distribution fees—Class A	40,957
Distribution fees—Class C	59,151
Distribution fees—Class R	78
Administration fees	96,363
Registration and filing fees	57,729
Professional fees	46,875
Transfer agent fees and expenses	33,371
Shareholder reporting expenses	21,114
Custodian fees and expenses	20,772
Directors’ fees and expenses	8,323
Miscellaneous	12,487

Total Expenses	1,623,484
Reduction of Expenses (See Note 2)	(83,739)

Net Expenses	1,539,745

Net Investment Income (Loss)	2,369,463

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in securities (net of $8,996 of foreign capital gains tax)	6,420,724
Foreign currency transactions	731

Net realized gain (loss)	6,421,455

Net change in unrealized appreciation (depreciation) on:
Investments in securities (net of $180,181 of accrued foreign capital gains tax)	38,145,120
Foreign currency translations	(1,945)

Net change in unrealized appreciation (depreciation)	38,143,175

Net Realized and Unrealized Gain (Loss)	44,564,630

Net Increase (Decrease) in Net Assets Resulting from Operations	$46,934,093

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS (Unaudited)

	For the Six Months Ended June 30, 2019	For the Year Ended December 31, 2018
Change in Net Assets:
From Operations:
Net investment income (loss)	$2,369,463	$4,252,237
Net realized gain (loss)	6,421,455	(4,610,505)
Net change in unrealized appreciation (depreciation)	38,143,175	(11,086,109)

Net increase (decrease) in net assets resulting from operations	46,934,093	(11,444,377)

Distributions to Shareholders:
Class A	(299,805)	(1,032,004)
Class C	(68,209)	(501,964)
Class I	(2,670,677)	(8,830,301)
Class R	(41)	(2,089)
Class Z	(111)	(1,852)
Tax Return of Capital to Shareholders:
Class A	—	(45,361)
Class C	—	(27,501)
Class I	—	(333,885)
Class R	—	(102)
Class Z	—	(77)

Total distributions	(3,038,843)	(10,775,136)

Capital Stock Transactions:
Increase (decrease) in net assets from Fund share transactions	5,294,294	18,286,467

Total increase (decrease) in net assets	49,189,544	(3,933,046)
Net Assets:
Beginning of period	271,108,973	275,042,019

End of period	$320,298,517	$271,108,973

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the financial statements. They should be read in conjunction with the financial statements and notes thereto.

	Class A
	For the Six Months Ended June 30, 2019	For the Year Ended December 31,
Per Share Operating Performance:		2018	2017	2016	2015	2014
Net asset value, beginning of period	$17.67	$19.14	$17.04	$16.09	$18.59	$16.88

Income (loss) from investment operations:

Net investment income (loss)[a]	0.13	0.23	0.29	0.29	0.28	0.25
Net realized and unrealized gain (loss)	2.88	(1.06)	2.91	1.01	(1.78)	1.71

Total from investment operations	3.01	(0.83)	3.20	1.30	(1.50)	1.96

Less dividends and distributions to shareholders from:

Net investment income	(0.17)	(0.26)	(0.28)	(0.27)	(0.29)	(0.21)
Net realized gain	—	(0.35)	(0.82)	—	(0.71)	(0.04)
Tax return of capital	—	(0.03)	—	(0.08)	—	—

Total dividends and distributions to shareholders	(0.17)	(0.64)	(1.10)	(0.35)	(1.00)	(0.25)

Net increase (decrease) in net asset value	2.84	(1.47)	2.10	0.95	(2.50)	1.71

Net asset value, end of period	$20.51	$17.67	$19.14	$17.04	$16.09	$18.59

Total return[b,c]	17.05%[d]	–4.40%	18.90%	8.02%	–8.10%	11.57%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$36.0	$29.0	$35.0	$31.4	$38.1	$48.6

Ratios to average daily net assets:

Expenses	1.30%[e]	1.32%	1.32%	1.35%	1.33%	1.36%

Net investment income (loss)	1.35%[e]	1.23%	1.54%	1.70%	1.50%	1.36%

Portfolio turnover rate	37%[d]	56%	79%	89%	86%	36%

[a]	Calculation based on average shares outstanding.
[b]	Return assumes the reinvestment of all dividends and distributions at net asset value.
[c]	Does not reflect sales charges, which would reduce return.
[d]	Not annualized.
[e]	Annualized.

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	Class C
	For the Six Months Ended June 30, 2019	For the Year Ended December 31,
Per Share Operating Performance:		2018	2017	2016	2015	2014
Net asset value, beginning of period	$17.63	$19.10	$16.99	$16.05	$18.54	$16.84

Income (loss) from investment operations:

Net investment income (loss)[a]	0.06	0.11	0.17	0.18	0.15	0.13
Net realized and unrealized gain (loss)	2.88	(1.06)	2.91	1.00	(1.76)	1.71

Total from investment operations	2.94	(0.95)	3.08	1.18	(1.61)	1.84

Less dividends and distributions to shareholders from:

Net investment income	(0.10)	(0.14)	(0.15)	(0.16)	(0.17)	(0.10)
Net realized gain	—	(0.35)	(0.82)	—	(0.71)	(0.04)
Tax return of capital	—	(0.03)	—	(0.08)	—	—

Total dividends and distributions to shareholders	(0.10)	(0.52)	(0.97)	(0.24)	(0.88)	(0.14)

Net increase (decrease) in net asset value	2.84	(1.47)	2.11	0.94	(2.49)	1.70

Net asset value, end of period	$20.47	$17.63	$19.10	$16.99	$16.05	$18.54

Total return[b,c]	16.65%[d]	–5.05%	18.19%	7.30%	–8.70%	10.88%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$14.8	$16.7	$21.4	$21.1	$22.4	$26.1

Ratios to average daily net assets:

Expenses	1.95%[e]	1.97%	1.97%	2.00%	1.98%	2.01%

Net investment income (loss)	0.64%[e]	0.58%	0.91%	1.04%	0.85%	0.72%

Portfolio turnover rate	37%[d]	56%	79%	89%	86%	36%

[a]	Calculation based on average shares outstanding.
[b]	Return assumes the reinvestment of all dividends and distributions at net asset value.
[c]	Does not reflect sales charges, which would reduce return.
[d]	Not annualized.
[e]	Annualized.

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	Class I
	For the Six Months Ended June 30, 2019	For the Year Ended December 31,
Per Share Operating Performance:		2018	2017	2016	2015	2014
Net asset value, beginning of period	$17.72	$19.20	$17.09	$16.14	$18.64	$16.93

Income (loss) from investment operations:

Net investment income (loss)[a]	0.17	0.30	0.35	0.34	0.33	0.30
Net realized and unrealized gain (loss)	2.89	(1.07)	2.93	1.01	(1.78)	1.71

Total from investment operations	3.06	(0.77)	3.28	1.35	(1.45)	2.01

Less dividends and distributions to shareholders from:

Net investment income	(0.21)	(0.33)	(0.35)	(0.32)	(0.34)	(0.26)
Net realized gain	—	(0.35)	(0.82)	—	(0.71)	(0.04)
Tax return of capital	—	(0.03)	—	(0.08)	—	—

Total dividends and distributions to shareholders	(0.21)	(0.71)	(1.17)	(0.40)	(1.05)	(0.30)

Net increase (decrease) in net asset value	2.85	(1.48)	2.11	0.95	(2.50)	1.71

Net asset value, end of period	$20.57	$17.72	$19.20	$17.09	$16.14	$18.64

Total return[b]	17.24%[c]	–4.10%	19.30%	8.32%	–7.79%	11.82%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$269.6	$225.4	$218.5	$157.8	$155.9	$175.9

Ratios to average daily net assets:

Expenses (before expense reduction)	1.02%[d]	1.04%	1.04%	1.08%	1.04%	1.10%

Expenses (net of expense reduction)	0.95%[d]	0.97%	0.97%	1.07%	1.04%	1.10%

Net investment income (loss) (before expense reduction)	1.63%[d]	1.54%	1.78%	1.97%	1.80%	1.63%

Net investment income (loss) (net of expense reduction)	1.70%[d]	1.61%	1.85%	1.98%	1.80%	1.63%

Portfolio turnover rate	37%[c]	56%	79%	89%	86%	36%

[a]	Calculation based on average shares outstanding.
[b]	Return assumes the reinvestment of all dividends and distributions at net asset value.
[c]	Not annualized.
[d]	Annualized.

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	Class R
Per Share Operating Performance:	For the Six Months Ended June 30, 2019	For the Year Ended December 31,				For the Period October 1, 2014[a] through December 31, 2014
		2018	2017	2016	2015
Net asset value, beginning of period	$17.71	$19.18	$17.09	$16.14	$18.64	$18.44

Income (loss) from investment operations:

Net investment income (loss)[b]	0.08	0.20	0.25	0.26	0.25	0.04
Net realized and unrealized gain (loss)	2.91	(1.06)	2.93	1.02	(1.78)	0.26

Total from investment operations	2.99	(0.86)	3.18	1.28	(1.53)	0.30

Less dividends and distributions to shareholders from:

Net investment income	(0.07)	(0.23)	(0.27)	(0.25)	(0.26)	(0.10)
Net realized gain	—	(0.35)	(0.82)	—	(0.71)	—
Tax return of capital	—	(0.03)	—	(0.08)	—	—

Total dividends and distributions to shareholders	(0.07)	(0.61)	(1.09)	(0.33)	(0.97)	(0.10)

Net increase (decrease) in net asset value	2.92	(1.47)	2.09	0.95	(2.50)	0.20

Net asset value, end of period	$20.63	$17.71	$19.18	$17.09	$16.14	$18.64

Total return[c]	16.88%[d]	–4.56%	18.70%	7.89%	–8.22%	1.61%[d]

Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$12.0	$62.0	$85.4	$19.1	$8.8	$10.1

Ratios to average daily net assets:

Expenses	1.45%[e]	1.47%	1.47%	1.49%	1.48%	1.52%[e]

Net investment income (loss)	0.82%[e]	1.06%	1.33%	1.49%	1.34%	0.98%[e]

Portfolio turnover rate	37%[d]	56%	79%	89%	86%	36%[d]

[a]	Inception date.
[b]	Calculation based on average shares outstanding.
[c]	Return assumes the reinvestment of all dividends and distributions at net asset value.
[d]	Not annualized.
[e]	Annualized.

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	Class Z
Per Share Operating Performance:	For the Six Months Ended June 30, 2019	For the Year Ended December 31,				For the Period October 1, 2014[a] through December 31, 2014
		2018	2017	2016	2015
Net asset value, beginning of period	$17.73	$19.20	$17.09	$16.13	$18.64	$18.44

Income (loss) from investment operations:

Net investment income (loss)[b]	0.13	0.26	0.36	0.36	0.38	0.07
Net realized and unrealized gain (loss)	2.93	(1.02)	2.92	1.01	(1.83)	0.25

Total from investment operations	3.06	(0.76)	3.28	1.37	(1.45)	0.32

Less dividends and distributions to shareholders from:

Net investment income	(0.21)	(0.33)	(0.35)	(0.33)	(0.35)	(0.12)
Net realized gain	—	(0.35)	(0.82)	—	(0.71)	—
Tax return of capital	—	(0.03)	—	(0.08)	—	—

Total dividends and distributions to shareholders	(0.21)	(0.71)	(1.17)	(0.41)	(1.06)	(0.12)

Net increase (decrease) in net asset value	2.85	(1.47)	2.11	0.96	(2.51)	0.20

Net asset value, end of period	$20.58	$17.73	$19.20	$17.09	$16.13	$18.64

Total return[c]	17.23%[d]	–4.04%	19.30%	8.45%	–7.79%	1.74%[d]

Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$11.2	$26.1	$118.1	$16.0	$22.8	$10.1

Expenses	0.95%[e]	0.97%	0.97%	1.00%	0.98%	1.02%[e]

Net investment income (loss)	1.38%[e]	1.38%	1.89%	2.10%	2.06%	1.49%[e]

Portfolio turnover rate	37%[d]	56%	79%	89%	86%	36%[d]

[a]	Inception date.
[b]	Calculation based on average shares outstanding.
[c]	Return assumes the reinvestment of all dividends and distributions at net asset value.
[d]	Not annualized.
[e]	Annualized.

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 1. Organization and Significant Accounting Policies

Cohen & Steers Global Infrastructure Fund, Inc. (the Fund) was incorporated under the laws of the State of Maryland on January 13, 2004 and is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The Fund’s investment objective is total return. The authorized shares of the Fund are divided into six classes designated Class A, C, F, I, R and Z shares. Each of the Fund’s shares has equal dividend, liquidation and voting rights (except for matters relating to distribution and shareholder servicing of such shares). Class F shares are currently not available for purchase.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification (ASC) Topic 946—Investment Companies. The accounting policies of the Fund are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange (NYSE) are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges (including NASDAQ) are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain non-U.S. equity holdings may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the over-the-counter (OTC) market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment advisor) to be OTC, are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment advisor, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at net asset value (NAV).

The policies and procedures approved by the Fund’s Board of Directors delegate authority to make fair value determinations to the investment advisor, subject to the oversight of the Board of Directors. The investment advisor has established a valuation committee (Valuation Committee) to

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities for which market prices are unavailable, or securities for which the investment advisor determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund’s Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

Foreign equity fair value pricing procedures utilized by the Fund may cause certain non-U.S. equity holdings to be fair valued on the basis of fair value factors provided by a pricing service to reflect any significant market movements between the time the Fund values such securities and the earlier closing of foreign markets.

The Fund’s use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund’s investments is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments may or may not be an indication of the risk associated with those investments. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

The following is a summary of the inputs used as of June 30, 2019 in valuing the Fund’s investments carried at value:

	Total	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Common Stock:
Brazil	$8,477,975	$7,546,898	$931,077	$—
Other Countries	301,533,697	301,533,697	—	—
Short-Term Investments	8,578,933	—	8,578,933	—

Total Investments in Securities[a]	$318,590,605	$309,080,595	$9,510,010	$—

[a]	Portfolio holdings are disclosed individually on the Schedule of Investments.

Security Transactions, Investment Income and Expense Allocations: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income, which includes the amortization of premiums and accretion of discounts, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Distributions from Master Limited Partnerships (MLPs) are recorded as income and return of capital based on information reported by the MLPs and management’s estimates of such amounts based on historical information. These estimates are adjusted when the actual source of distributions is disclosed by the MLPs and actual amounts may differ from the estimated amounts. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign currency transaction gains or losses arise from sales of foreign currencies, (excluding gains and losses on forward foreign currency exchange contracts, which are presented separately, if any) currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

received or paid. Net unrealized foreign currency translation gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates. Pursuant to U.S. federal income tax regulations, certain foreign currency gains/losses included in realized and unrealized gains/losses are included in or are a reduction of ordinary income for federal income tax purposes.

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income, if any, are declared and paid semi-annually. Net realized capital gains, unless offset by any available capital loss carryforward, are typically distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the Fund based on the NAV per share at the close of business on the payable date, unless the shareholder has elected to have them paid in cash.

Dividends from net investment income are subject to recharacterization for tax purposes. Based upon the results of operations for the six months ended June 30, 2019, the investment advisor considers it likely that a portion of the dividends will be reclassified to distributions from net realized gain and/or return of capital upon the final determination of the Fund’s taxable income after December 31, 2019, the Fund’s fiscal year end.

Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company (RIC), if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to RICs, and by distributing substantially all of its taxable earnings to its shareholders. Also, in order to avoid the payment of any federal excise taxes, the Fund will distribute substantially all of its net investment income and net realized gains on a calendar year basis. Accordingly, no provision for federal income or excise tax is necessary. Dividend and interest income from holdings in non-U.S. securities is recorded net of non-U.S. taxes paid. Security and foreign currency transactions and any gains realized by the Fund on the sale of securities in certain non-U.S. markets are subject to non-U.S. taxes. The Fund records a liability based on any unrealized gains on securities held in these markets in order to estimate the potential non-U.S. taxes due upon the sale of these securities. Management has analyzed the Fund’s tax positions taken on federal and applicable state income tax returns as well as its tax positions in non-U.S. jurisdictions in which it trades for all open tax years and has concluded that as of June 30, 2019, no additional provisions for income tax are required in the Fund’s financial statements. The Fund’s tax positions for the tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service, state departments of revenue and by foreign tax authorities.

Note 2. Investment Advisory, Administration Fees and Other Transactions with Affiliates

Investment Advisory Fees: Cohen & Steers Capital Management, Inc. serves as the Fund’s investment advisor pursuant to an investment advisory agreement (the investment advisory agreement). Under the terms of the investment advisory agreement, the investment advisor provides the Fund with day-to-day investment decisions and generally manages the Fund’s investments in accordance with the stated policies of the Fund, subject to the supervision of the Board of Directors.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

For the services provided to the Fund, the investment advisor receives a fee, accrued daily and paid monthly, at an annual rate of 0.75% of the average daily net assets of the Fund up to and including $1.5 billion and 0.65% of the average daily net assets above $1.5 billion.

For the six months ended June 30, 2019 and through June 30, 2021, the investment advisor has contractually agreed to waive and/or reimburse the Fund’s Class I shareholder service fee up to the maximum shareholder service fee of 0.10% . This contractual agreement can only be amended or terminated by agreement of the Fund’s Board of Directors and the investment advisor and will terminate automatically in the event of termination of the investment advisory agreement between the investment advisor and the Fund. For the six months ended June 30, 2019, fees waived and/or expenses reimbursed totaled $83,739.

Under subadvisory agreements between the investment advisor and each of Cohen & Steers Asia Limited and Cohen & Steers UK Limited (collectively, the subadvisors), affiliates of the investment advisor, the subadvisors are responsible for managing the Fund’s investments in certain non-U.S. holdings. For their services provided under the subadvisory agreements, the investment advisor (not the Fund) pays the subadvisors. The investment advisor allocates 50% of the investment advisory fee received from the Fund among itself and each subadvisor based on the portion of the Fund’s average daily net assets managed by the investment advisor and each subadvisor.

Administration Fees: The Fund has entered into an administration agreement with the investment advisor under which the investment advisor performs certain administrative functions for the Fund and receives a fee, accrued daily and paid monthly, at the annual rate of 0.04% of the average daily net assets of the Fund. For the six months ended June 30, 2019, the Fund incurred $59,009 in fees under this administration agreement. Additionally, the Fund pays State Street Bank and Trust Company as co-administrator under a fund accounting and administration agreement.

Distribution Fees: Shares of the Fund are distributed by Cohen & Steers Securities, LLC (the distributor), an affiliated entity of the investment advisor. The Fund has adopted an amended distribution and service plan (the plan) pursuant to Rule 12b-1 under the 1940 Act, which allows the Fund to pay distribution fees for the sale and distribution of its shares. The plan provides that the Fund will pay the distributor a fee, accrued daily and paid monthly, at an annual rate of up to 0.25% of the average daily net assets attributable to Class A shares, up to 0.75% of the average daily net assets attributable to Class C shares and up to 0.50% of the average daily net assets attributable to Class R shares. In addition, with respect to Class R shares, such amounts may also be used to pay for services to Fund shareholders or services related to the maintenance of shareholder accounts.

There is a maximum initial sales charge of 4.50% for Class A shares. There is a maximum contingent deferred sales charge (CDSC) of 1.00% on purchases of $1 million or more of Class A shares, which applies if redemption occurs within one year from purchase. There is a CDSC of 1.00% on Class C shares, which applies if redemption occurs within one year from purchase. For the six months ended June 30, 2019, the Fund has been advised that the distributor received $5,239, which represents a portion of the sales commissions paid by shareholders from the sale of Class A shares, and $275 of CDSC relating to redemptions of Class C shares. The distributor has advised the Fund that proceeds from the CDSC on these classes are used by the distributor to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of these classes, including

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

payments to dealers and other financial intermediaries for selling these classes. The payment of a CDSC may result in the distributor receiving amounts greater or less than the upfront commission paid by the distributor to the financial intermediary.

Shareholder Servicing Fees: For shareholder services, the Fund pays the distributor or its affiliates a fee, accrued daily, at an annual rate of up to 0.10% of the average daily net assets of the Fund’s Class A and Class I shares and up to 0.25% of the average daily net assets of the Fund’s Class C shares. The distributor is responsible for paying qualified financial institutions for shareholder services.

Directors’ and Officers’ Fees: Certain directors and officers of the Fund are also directors, officers and/or employees of the investment advisor. The Fund does not pay compensation to directors and officers affiliated with the investment advisor except for the Chief Compliance Officer, who received compensation from the investment advisor, which was reimbursed by the Fund, in the amount of $1,508 for the six months ended June 30, 2019.

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the six months ended June 30, 2019, totaled $107,275,325 and $107,451,829, respectively.

Note 4. Income Tax Information

As of June 30, 2019, the federal tax cost and net unrealized appreciation (depreciation) in value of investments held were as follows:

Cost of investments in securities for federal income tax purposes	$252,458,721

Gross unrealized appreciation on investments	$70,459,044
Gross unrealized depreciation on investments	(4,327,160)

Net unrealized appreciation (depreciation) on investments	$66,131,884

The Fund incurred short-term capital losses of $3,415,777, long-term capital losses of $2,015,702 and ordinary losses of $8,556 after October 31, 2018 that it has elected to defer to the following year.

Note 5. Capital Stock

On March 19, 2019, the Board of Directors of the Fund approved the deregistration of Class T shares. The Fund is now authorized to issue 400 million shares of capital stock, at a par value of $0.001 per share, classified in six classes as follows: 50 million of Class A capital stock, 50 million of Class C capital stock, 50 million of Class F capital stock, 150 million of Class I capital stock, 50 million of Class R capital stock and 50 million of Class Z capital stock. Class F shares are currently not available for purchase. The Board of Directors of the Fund may increase or decrease the aggregate number of shares of common stock that the Fund has authority to issue. With the exception of certain intermediaries, as noted in the Fund’s prospectus, effective March 15, 2019, Class C shares automatically convert to Class A shares on a monthly basis approximately ten years after the original

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

date of purchase. Transactions in Fund shares were as follows:

	For the Six Months Ended June 30, 2019		For the Year Ended December 31, 2018
	Shares	Amount	Shares	Amount
Class A:
Sold	342,647	$6,794,757	285,294	$5,279,758
Issued as reinvestment of dividends and distributions	10,857	222,687	42,386	776,614
Redeemed	(238,631)	(4,662,093)	(518,446)	(9,599,748)

Net increase (decrease)	114,873	$2,355,351	(190,766)	$(3,543,376)

Class C:
Sold	23,341	$451,488	96,094	$1,776,902
Issued as reinvestment of dividends and distributions	2,633	53,889	24,149	441,444
Redeemed	(250,797)	(4,953,167)	(293,091)	(5,382,482)

Net increase (decrease)	(224,823)	$(4,447,790)	(172,848)	$(3,164,136)

Class I:
Sold	3,024,532	$59,062,822	5,287,608	$98,080,160
Issued as reinvestment of dividends and distributions	91,450	1,881,130	368,971	6,779,821
Redeemed	(2,731,249)	(53,481,821)	(4,316,287)	(79,760,811)

Net increase (decrease)	384,733	$7,462,131	1,340,292	$25,099,170

Class R:
Sold	42	$837	208	$3,879
Issued as reinvestments of dividends and distributions	—	3	101	1,859
Redeemed	(2,960)	(57,442)	(1,262)	(23,428)

Net increase (decrease)	(2,918)	$(56,602)	(953)	$(17,690)

Class Z:
Sold	103	$1,922	273	$5,067
Issued as reinvestment of dividends and distributions	—	—	84	1,542
Redeemed	(1,033)	(20,718)	(5,035)	(94,110)

Net increase (decrease)	(930)	$(18,796)	(4,678)	$(87,501)

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Note 6. Other Risks

Common Stock Risk: While common stocks have historically generated higher average returns than fixed-income securities over the long-term, common stocks have also experienced significantly more volatility in those returns, although under certain market conditions, fixed-income investments may have comparable or greater price volatility. The value of common stocks and other equity securities will fluctuate in response to developments concerning the company, political and regulatory circumstances, the stock market, and the economy. In the short term, stock prices can fluctuate dramatically in response to these developments. Different parts of the market and different types of equity securities can react differently to these developments. For example, stocks of large companies can react differently than stocks of smaller companies, and value stocks (stocks of companies that are undervalued by various measures and have potential for long-term capital appreciation), can react differently from growth stocks (stocks of companies with attractive cash flow returns on invested capital and earnings that are expected to grow). These developments can affect a single company, all companies within the same industry, economic sector or geographic region, or the stock market as a whole.

Infrastructure Companies Risk: Securities and instruments of infrastructure companies are more susceptible to adverse economic or regulatory occurrences affecting their industries. Infrastructure companies may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction and improvement programs, high leverage, costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Infrastructure companies may also be affected by or subject to high interest costs in connection with capital construction and improvement programs; difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets; inexperience with and potential losses resulting from a developing deregulatory environment; costs associated with compliance with and changes in environmental and other regulations; regulation by various government authorities; government regulation of rates charged to customers; service interruption due to environmental, operational or other mishaps; the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards; technological innovations that may render existing plants, equipment or products obsolete; and general changes in market sentiment towards infrastructure and utilities assets.

Foreign (Non-U.S.) and Emerging Market Securities Risk: The Fund directly purchases securities of foreign issuers. Risks of investing in foreign securities, which can be expected to be greater for investments in emerging markets, include currency risks, future political and economic developments and possible imposition of foreign withholding taxes on income or proceeds payable on the securities. In addition, there may be less publicly available information about a foreign issuer than about a domestic issuer, and foreign issuers may not be subject to the same accounting, auditing and financial recordkeeping standards and requirements as domestic issuers. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Foreign Currency and Currency Hedging Risk: Although the Fund will report its NAV and pay dividends in U.S. dollars, foreign securities often are purchased with and make any dividend and interest payments in foreign currencies. Therefore, the Fund’s investments in foreign securities will be subject to foreign currency risk, which means that the Fund’s NAV could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal, dividends and interest to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. The Fund may, but is not required to, engage in various instruments that are designed to hedge the Fund’s foreign currency risks.

If the Fund were to utilize derivatives for the purpose of hedging foreign currency risks, it would be subject to risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are counterparty risk, financial leverage risk, liquidity risk, OTC trading risk and tracking risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives.

Master Limited Partnership Risk: An investment in MLP units involves some risks that differ from an investment in the common stock of a corporation. Holders of MLP units have limited control on matters affecting the partnership. Investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. The benefit derived from the Fund’s investment in MLPs is largely dependent on the MLPs being treated as partnerships for federal income tax purposes. Weakening energy market fundamentals may increase counterparty risk and impact MLP profitability. Specifically, energy companies suffering financial distress may be able to abrogate contracts with MLPs, decreasing or eliminating sources of revenue.

Geopolitical Risk: Occurrence of global events similar to those in recent years, such as war, terrorist attacks, natural or environmental disasters, country instability, infectious disease epidemics, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers and other governmental trade or market control programs, the potential exit of a country from its respective union and related geopolitical events, may result in market volatility and may have long-lasting impacts on both the U.S. and global financial markets. Additionally, those events, as well as other changes in foreign and domestic political and economic conditions, could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, secondary trading, credit ratings, inflation, investor sentiment and other factors affecting the value of the Fund’s investments.

On March 29, 2017, the United Kingdom (UK) formally notified the European Council of its intention to leave the EU and commenced the formal process of withdrawing from the EU (referred to as Brexit). Brexit has resulted in volatility in European and global markets and could have negative long-term impacts on financial markets in the UK and throughout Europe. There is considerable uncertainty about the potential consequences and precise timeframe for Brexit, how it will be conducted, how

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

negotiations of trade agreements will proceed, and how the financial markets will react. As this process unfolds, markets may be further disrupted. Given the size and importance of the UK’s economy, uncertainty about its legal, political and economic relationship with the remaining member states of the EU may continue to be a source of instability.

Growing tensions, including trade disputes, between the United States and other nations, or among foreign powers, and possible diplomatic, trade or other sanctions could adversely impact the global economy, financial markets and the Fund. The strengthening or weakening of the U.S. dollar relative to other currencies may, among other things, adversely affect the Fund’s investments denominated in non-U.S. dollar currencies. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have, and the duration of those effects.

Regulatory Risk: The U.S. government has proposed and adopted multiple regulations that could have a long-lasting impact on the Fund and on the mutual fund industry in general. The U.S Securities and Exchange Commissions’s (SEC) final rules and amendments that modernize reporting and disclosure and require the implementation of a Liquidity Risk Management Program, along with other potential upcoming regulations, could, among other things, restrict the Fund’s ability to engage in transactions, impact flows into the Fund and/or increase overall expenses of the Fund. In addition, the SEC, Congress, various exchanges and regulatory and self-regulatory authorities, both domestic and foreign, have undertaken reviews of the use of derivatives by registered investment companies, which could affect the nature and extent of instruments used by the Fund. While the full extent of all of these regulations is still unclear, these regulations and actions may adversely affect both the Fund and the instruments in which the Fund invests and its ability to execute its investment strategy. Similarly, regulatory developments in other countries may have an unpredictable and adverse impact on the Fund.

Large Shareholder Risk: The Fund may have one or more large shareholders or a group of shareholders investing in classes of Fund shares indirectly through an account, platform or program sponsored by a financial institution. Investment and asset allocation decisions by such financial institutions regarding the account, platform or program through which multiple shareholders invest may result in subscription and redemption decisions that have a significant impact on the assets, expenses and trading activities of the Fund. Such a decision may cause the Fund to sell assets (or invest cash) at disadvantageous times or prices, increase or accelerate taxable gains or transaction costs and may negatively affect the Fund’s NAV, performance, or ability to satisfy redemptions in a timely manner.

This is not a complete list of the risks of investing in the Fund. For additional information concerning the risks of investing in the Fund, please consult the Fund’s prospectus.

Note 7. Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Note 8. New Accounting Guidance

In August 2018, the Financial Accounting Standards Board (FASB) issued a new Accounting Standards Update (ASU) No. 2018-13, “Fair Value Measurement (Topic 820), Disclosure Framework- Changes to the Disclosure Requirements for Fair Value Measurement”. The amendments to ASU 2018-13 are intended to improve the effectiveness of disclosures in the notes to financial statements through modifications to disclosure requirements on fair value measurements. ASU 2018-13 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019, with early adoption permitted. The Fund had adopted the amended disclosures permissible under the update. The adoption had no effect on the Fund’s net assets or results of operations.

Note 9. Subsequent Events

Management has evaluated events and transactions occurring after June 30, 2019 through the date that the financial statements were issued, and has determined that no additional disclosure in the financial statements is required.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

OTHER INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-330-7348, (ii) on our website at cohenandsteers.com or (iii) on the SEC’s website at http://www.sec.gov. In addition, the Fund’s proxy voting record for the most recent 12-month period ended June 30 is available by August 31 of each year (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC’s website at http://www.sec.gov.

Disclosures of the Fund’s complete holdings are required to be made monthly on Form N-PORT, with every third month made available to the public by the SEC 60 days after the end of the Fund’s fiscal quarter. Previously, the Fund filed its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which has now been rescinded. Both the Fund’s Form N-Q and Form N-PORT are available (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC’s website at http://www.sec.gov.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund’s investment company taxable income and net realized gains. Distributions in excess of the Fund’s net investment company taxable income and realized gains are a return of capital distributed from the Fund’s assets. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year.

APPROVAL OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS

The Board of Directors of the Fund, including a majority of the directors who are not parties to the Fund’s investment advisory and subadvisory agreements (the Advisory Agreements), or interested persons of any such party (the Independent Directors), has the responsibility under the Investment Company Act of 1940 to approve the Fund’s Advisory Agreements for their initial two year term and their continuation annually thereafter at a meeting of the Board of Directors called for the purpose of voting on the approval or continuation. The Advisory Agreements were discussed at a meeting of the Independent Directors, in their capacity as the Contract Review Committee, held on June 4, 2019 and at meetings of the full Board of Directors held in person on March 19, 2019 and June 11, 2019. At the meeting of the full Board of Directors on June 11, 2019, the Advisory Agreements were unanimously continued for a term ending June 30, 2020 by the Fund’s Board of Directors, including the Independent Directors. The Independent Directors were represented by independent counsel who assisted them in their deliberations during the meetings and executive sessions.

In considering whether to continue the Advisory Agreements, the Board of Directors reviewed materials provided by an independent data provider, which included, among other items, fee, expense and performance information compared to peer funds (the Peer Funds) and performance comparisons to a larger category universe; summary information prepared by the Fund’s investment advisor (the Investment Advisor); and a memorandum from Fund counsel outlining the legal duties of the Board of Directors. The Board of Directors also spoke directly with representatives of the independent data provider and met with investment advisory personnel. In addition, the Board of Directors considered information provided from time to time by the Investment Advisor throughout the year at meetings of the Board of Directors, including presentations by portfolio managers relating to the investment

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

performance of the Fund and the investment strategies used in pursuing the Fund’s objective. The Board also considered information provided in response to a request for information submitted by counsel to the Independent Directors, as well as information provided in response to a supplemental request. In particular, the Board of Directors considered the following:

(i) The nature, extent and quality of services to be provided by the Investment Advisor and the Subadvisors: The Board of Directors reviewed the services that the Investment Advisor and the sub-investment advisors (the Subadvisors) provide to the Fund, including, but not limited to, making the day-to-day investment decisions for the Fund, placing orders for the investment and reinvestment of the Fund’s assets, furnishing information to the Board of Directors of the Fund regarding the Fund’s portfolio, providing individuals to serve as Fund officers, and, for the Investment Advisor, generally managing the Fund’s investments in accordance with the stated policies of the Fund. The Board of Directors also discussed with officers and portfolio managers of the Fund the types of transactions that were being done on behalf of the Fund. Additionally, the Board of Directors took into account the services provided by the Investment Advisor and the Subadvisors to other funds and accounts, including those that have investment objectives and strategies similar to those of the Fund. The Board of Directors also considered the education, background and experience of the Investment Advisor’s and Subadvisors’ personnel, particularly noting the potential benefit that the portfolio managers’ work experience and favorable reputation can have on the Fund. The Board of Directors further noted the Investment Advisor’s and Subadvisors’ ability to attract qualified and experienced personnel. The Board of Directors also considered the administrative services provided by the Investment Advisor, including compliance and accounting services. After consideration of the above factors, among others, the Board of Directors concluded that the nature, extent and quality of services provided by the Investment Advisor and Subadvisors are satisfactory and appropriate.

(ii) Investment performance of the Fund and the Investment Advisor and the Subadvisors: The Board of Directors considered the investment performance of the Fund compared to Peer Funds and compared to a relevant linked benchmark. The Board of Directors noted that the Fund outperformed the Peer Funds’ medians for the one-, three, and five-year periods ended March 31, 2019, ranking the Fund in the second, second and third quintiles, respectively. The Board of Directors also noted that the Fund underperformed the Peer Funds’ median for the ten-year period ended March 31, 2019, ranking fourth out of five peers. The Board of Directors noted that the Fund underperformed its linked benchmark for the one-, three- and five-year periods ended March 31, 2019, and outperformed its linked benchmark for the ten-year period ended March 31, 2019. The Board of Directors engaged in discussions with the Investment Advisor regarding the contributors to and detractors from the Fund’s performance during the periods. The Board of Directors also considered supplemental information provided by the Investment Advisor, including a narrative summary of various factors affecting performance and the Investment Advisor’s performance in managing other infrastructure funds. The Board of Directors determined that Fund performance, in light of all the considerations noted above, supported the continuation of the Advisory Agreements.

(iii) Cost of the services to be provided and profits to be realized by the Investment Advisor from the relationship with the Fund: The Board of Directors considered the contractual and actual management fee paid by the Fund as well as the Fund’s total expense ratio. As part of its analysis, the Board of Directors gave consideration to the fee and expense analyses provided by the independent data provider. The Board of Directors noted that the Fund’s actual management fee and total expense

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

ratio were lower than the Peer Funds’ median, each ranking in the second quintile. The Board of Directors also considered that the Investment Advisor is waiving the Fund’s Class I shareholder service fee up to 0.10%. The Board of Directors noted that the Fund has a breakpoint of 0.10% on assets over $1.5 billion; however the reduced fee is not currently applicable due to the size of the Fund. In light of the considerations above, the Board of Directors concluded that the Fund’s current expense structure was satisfactory.

The Board of Directors also reviewed information regarding the profitability to the Investment Advisor of its relationship with the Fund. The Board of Directors considered the level of the Investment Advisor’s profits and whether the profits were reasonable for the Investment Advisor. The Board of Directors noted that the Investment Advisor is currently reimbursing the Fund’s Class I shareholder service fee. Since the Subadvisors are paid by the Investment Advisor (and not by the Fund) for investment services provided to the Fund and are affiliates of the Investment Advisor, the Board of Directors considered the profitability of the Investment Advisor as a whole and did not consider the Subadvisors’ separate profitability to be particularly relevant to their determination. The Board of Directors took into consideration other benefits to be derived by the Investment Advisor in connection with the Advisory Agreements, noting particularly the research and related services, within the meaning of Section 28(e) of the Securities Exchange Act of 1934, that the Investment Advisor receives by allocating the Fund’s brokerage transactions. The Board of Directors further considered that the Investment Advisor continues to reinvest profits back in the business, including upgrading and/or implementing new trading, compliance and accounting systems, and by adding investment personnel to the portfolio management teams. The Board of Directors also considered the administrative services provided by the Investment Advisor and the associated administration fee paid to the Investment Advisor for such services under the Administration Agreement. The Board of Directors determined that the services received under the Administration Agreement are beneficial to the Fund. The Board of Directors concluded that the profits realized by the Investment Advisor from its relationship with the Fund were reasonable and consistent with the Investment Advisor’s fiduciary duties.

(iv) The extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale: The Board of Directors noted that the Fund’s advisory fee schedule contains a breakpoint of 0.10% once the Fund’s assets reach $1.5 billion. The Board of Directors considered the Fund’s asset size and determined that there were not at this time significant economies of scale that were not being shared with shareholders. In considering economies of scale, the Board of Directors also noted, as discussed above in (iii), that the Investment Advisor continues to reinvest profits back in the business.

(v) Comparison of services to be rendered and fees to be paid to those under other investment advisory contracts, such as contracts of the same and other investment advisors or other clients: As discussed above in (iii), the Board of Directors compared the fees paid under the Advisory Agreements to those under other investment advisory contracts of other investment advisors managing Peer Funds. The Board of Directors also compared the services rendered and fees paid under the Advisory Agreements to those under the Investment Advisor’s other fund advisory agreements and advisory contracts with institutional and other clients with similar investment mandates, including additional information about the ranges of such fees provided in response to a supplemental request for information, noting that the Investment Advisor provides more services to the Fund than it does for institutional or subadvised accounts. The Board of Directors also considered the entrepreneurial risk

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

and financial exposure assumed by the Investment Advisor in developing and managing the Fund that the Investment Advisor does not have with institutional and other clients and other differences in the management of registered investment companies and institutional accounts. The Board of Directors determined that on a comparative basis the fees under the Advisory Agreements were reasonable in relation to the services provided.

No single factor was cited as determinative to the decision of the Board of Directors, and each Director may have assigned different weights to the various factors. Rather, after weighing all of the considerations and conclusions discussed above, the Board of Directors, including the Independent Directors, unanimously approved the continuation of the Advisory Agreements.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

Cohen & Steers Privacy Policy

Facts	What Does Cohen & Steers Do With Your Personal Information?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Transaction history and account transactions

• Purchase history and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Cohen & Steers chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Cohen & Steers share?	Can you limit this sharing?

For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or reports to credit bureaus	Yes	No

For our marketing purposes— to offer our products and services to you	Yes	No

For joint marketing with other financial companies—	No	We don’t share

For our affiliates’ everyday business purposes— information about your transactions and experiences	No	We don’t share

For our affiliates’ everyday business purposes— information about your creditworthiness	No	We don’t share

For our affiliates to market to you—	No	We don’t share

For non-affiliates to market to you—	No	We don’t share

Questions? Call 800.330.7348

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

Cohen & Steers Privacy Policy—(Continued)

Who we are

Who is providing this notice?	Cohen & Steers Capital Management, Inc., Cohen & Steers Asia Limited, Cohen & Steers Japan, LLC, Cohen & Steers UK Limited, Cohen & Steers Securities, LLC, Cohen & Steers Private Funds and Cohen & Steers Open and Closed-End Funds (collectively, Cohen & Steers).

What we do

How does Cohen & Steers protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to your information to those employees who need it to perform their jobs, and also require companies that provide services on our behalf to protect your information.

How does Cohen & Steers collect my personal information?

We collect your personal information, for example, when you:

• Open an account or buy securities from us

• Provide account information or give us your contact information

• Make deposits or withdrawals from your account

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

• sharing for affiliates’ everyday business purposes—information about your creditworthiness

• affiliates from using your information to market to you

• sharing for non-affiliates to market to you

State law and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with affiliates.

Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with non-affiliates.

Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. • Cohen & Steers does not jointly market.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

Cohen & Steers Open-End Mutual Funds

COHEN & STEERS REALTY SHARES

•	Designed for investors seeking total return, investing primarily in U.S. real estate securities

•	Symbols: CSJAX, CSJCX, CSJIX, CSRSX, CSJRX, CSJZX

COHEN & STEERS REAL ESTATE SECURITIES FUND

•	Designed for investors seeking total return, investing primarily in U.S. real estate securities

•	Symbols: CSEIX, CSCIX, CREFX, CSDIX, CIRRX, CSZIX

COHEN & STEERS INSTITUTIONAL REALTY SHARES

•	Designed for institutional investors seeking total return, investing primarily in U.S. real estate securities

•	Symbol: CSRIX

COHEN & STEERS GLOBAL REALTY SHARES

•	Designed for investors seeking total return, investing primarily in global real estate equity securities

•	Symbols: CSFAX, CSFCX, CSSPX, GRSRX, CSFZX

COHEN & STEERS INTERNATIONAL REALTY FUND

•	Designed for investors seeking total return, investing primarily in international (non-U.S.) real estate securities

•	Symbols: IRFAX, IRFCX, IRFIX, IRFRX, IRFZX

COHEN & STEERS REAL ASSETS FUND

•	Designed for investors seeking total return and the maximization of real returns during inflationary environments by investing primarily in real assets

•	Symbols: RAPAX, RAPCX, RAPIX, RAPRX, RAPZX

COHEN & STEERS PREFERRED SECURITIES

AND INCOME FUND

•	Designed for investors seeking total return (high current income and capital appreciation), investing primarily in preferred and debt securities issued by U.S. and non-U.S. companies

•	Symbols: CPXAX, CPXCX, CPXFX, CPXIX, CPRRX, CPXZX

COHEN & STEERS LOW DURATION PREFERRED

AND INCOME FUND

•	Designed for investors seeking high current income and capital preservation by investing in low-duration preferred and other income securities issued by U.S. and non-U.S. companies

•	Symbols: LPXAX, LPXCX, LPXIX, LPXRX, LPXZX

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND

•	Designed for investors seeking total return, investing primarily in midstream energy master limited partnership (MLP) units and related stocks

•	Symbols: MLOAX, MLOCX, MLOIX, MLORX, MLOZX

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND

•	Designed for investors seeking total return, investing primarily in global infrastructure securities

•	Symbols: CSUAX, CSUCX, CSUIX, CSURX, CSUZX

COHEN & STEERS ALTERNATIVE INCOME FUND

(FORMERLY COHEN & STEERS DIVIDEND VALUE FUND)

•	Designed for investors seeking high current income and capital appreciation, investing in equity, preferred and debt securities, focused on real assets and alternative income strategies

•	Symbols: DVFAX, DVFCX, DVFIX, DVFRX, DVFZX

Distributed by Cohen & Steers Securities, LLC.

Please consider the investment objectives, risks, charges and expenses of any Cohen & Steers U.S. registered open-end fund carefully before investing. A summary prospectus and prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the summary prospectus and prospectus carefully before investing.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

OFFICERS AND DIRECTORS

Robert H. Steers

Director and Chairman

Joseph M. Harvey

Director and Vice President

Michael G. Clark

Director

George Grossman

Director

Dean A. Junkans

Director

Gerald J. Maginnis

Director

Jane F. Magpiong

Director

Daphne L. Richards

Director

C. Edward Ward, Jr.

Director

Adam M. Derechin

President and Chief Executive Officer

Robert S. Becker

Vice President

Benjamin Morton

Vice President

Dana A. DeVivo

Secretary and Chief Legal Officer

James Giallanza

Chief Financial Officer

Albert Laskaj

Treasurer

Lisa D. Phelan

Chief Compliance Officer

KEY INFORMATION

Investment Advisor

Cohen & Steers Capital Management, Inc.

280 Park Avenue

New York, NY 10017

(212) 832-3232

Co-administrator and Custodian

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Transfer Agent

DST Asset Manager Solutions, Inc.

P.O. Box 219953

Kansas City, MO 64121-9953

(800) 437-9912

Legal Counsel

Ropes & Gray LLP

1211 Avenue of the Americas

New York, NY 10036

Distributor

Cohen & Steers Securities, LLC

280 Park Avenue

New York, NY 10017

NASDAQ Symbol:	Class A—CSUAX
Class C—CSUCX
Class F—CSUFX*
Class I—CSUIX
Class R—CSURX
Class Z—CSUZX

Website: cohenandsteers.com

This report is authorized for delivery only to shareholders of Cohen & Steers Global Infrastructure Fund, Inc. unless accompanied or preceded by the delivery of a currently effective prospectus setting forth details of the Fund. Performance data quoted represent past performance. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell your shares.

*	Class F shares are currently not available for purchase.

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Cohen & Steers

Global

Infrastructure

Fund

Semiannual Report June 30, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website at www.cohenandsteers.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary or, if you are a direct investor, by signing up at www.cohenandsteers.com.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary or, if you are a direct investor, you can call (800) 330-7348 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds held in your account if you invest through your financial intermediary or all Funds held within the fund complex if you invest directly with the Fund.

CSUAXSAR

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)

There were no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

By:	/s/ Adam M. Derechin
Name: Adam M. Derechin Title: Principal Executive Officer (President and Chief Executive Officer)

Date: August 30, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adam M. Derechin
Name: Adam M. Derechin Title: Principal Executive Officer (President and Chief Executive Officer)

By:	/s/ James Giallanza
Name: James Giallanza Title: Principal Financial Officer (Chief Financial Officer)

Date: August 30, 2019